UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeanine M. Bajczyk
Advisors Series Trust
615 East Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2009

Date of reporting period:  September 30, 2009

Item 1. Reports to Stockholders.

Annual Report

September 30, 2009

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

September 30, 2009

Dear Shareholder of the Rigel US Large Cap Growth Equity Fund (RGLLX):

This last fiscal year is one we will all not forget for time to come. The economy started this period in free-fall, as evidenced by the credit crisis, massive job loss and negative GDP (gross domestic product) growth.  As the calendar turned over a new government was introduced and proceeded to take unprecedented actions to address what it perceived to ail the country. Overlaying the economic crisis were questions regarding financial institution restructurings, particularly government actions with respect to several money center banks and the ultimate disposition of “troubled assets” at financial institutions.

During this period, the markets moved on short term policy decisions.  Hedge funds continued their deleveraging process, initially to meet withdrawal requests, but ultimately due to a drying up of available credit.  Investors, in general, were shying away from the markets. Technical indicators monitored by Rigel’s process, for example a high and increasing percentage of S&P stocks below their 50 day moving average, and an increase in the number of down market days on high volume, were consistently flashing negative signals, which were observed all the way into March, when the Bear Market reached a new low.

During this time the Rigel Large Cap portfolio continued to be positioned in a defensive manner as it had been since before the 2008 crash.  The portfolio was over-weighted in Health Care stocks, and particularly in Biotechnology where holdings such as Gilead Sciences, Genzyme and Genentech held up well.  The portfolio was also over-weighted in Consumer Staples and defensive Consumer Discretionary stocks.  Holdings such as Autozone benefited from the “trade down” effect as a result of the weak economy.  In addition, we were under-weighted in Industrial stocks and the Financial sector, where general market constraints and highly publicized problems continued.  We also noted that Information Technology was one area of strength in this environment.  As a result, we began to increase our holdings in Computer Hardware names such as Apple and expand our existing position in Hewlett Packard.  This portfolio positioning proved effective as we outperformed our benchmark the Russell 1000 Growth during the period from market peak on January 5, 2009 to a market trough on March 6, 2009 by over 200 basis points.

Then in the face of what appeared to be overwhelming negative news, early March saw the markets hit an inflection point.  Perception changed virtually on a dime to an economy that was “less worse”, where “green shoots” (or so-called second derivative economic data) produced the notion that a second half 2009 recovery was now possible.  This became more of a reality with each subsequent “green shoot” anecdote or data point.  The concern over an imminent economic depression dissipated and the realization of a more muted industrial slowdown emerged. Additionally, the market perceived that the stimulus passed by Congress would benefit the economy, and policy changes were giving the perception of creating stability within the financial system.  All this gave investors a higher tolerance for risk, which they adopted rapidly, leading to a “V” bottom inflection for the equity market.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

Unfortunately this reversal in market sentiment left the portfolio out of sync with the new environment and underperformance ensued. This was driven largely by stock selection which was uniquely due in large part to stocks we did not own performing better than those we did own rather than a group of bad stocks in the portfolio. As it is Rigel’s process to own fundamentally strong companies with demonstrated investor support it becomes difficult in periods when the most beaten down stocks in prior periods have short term rallies.

The Rigel Large Cap portfolio participated in the rally, but lagged the benchmark.  Not having exposure to the underperforming Telecommunication Services sector and an underweight stance to the Consumer Staples group benefited the portfolio, but stock selection in Consumer Discretionary, Health Care and Information Technology (represented by both stocks in the portfolio along with names not held) outweighed the benefits contributing to the shortfall.  Best contributors to overall portfolio returns included Southwestern Energy, Google, Inc and Oracle Corp, while the biggest detractors in the portfolio included Apollo Group Inc (sold before the end of the 2nd quarter), Consol Energy Inc (since sold) and Mosaic Inc. (since sold).

As the rally increased in breadth and demonstrated signs of sustainability Rigel’s iterative investment process responded and led us to initiate a number of changes in the portfolio. We cut back over weighted positions in Health Care (selling positions in Bristol Myers, Baxter, and our long term holding of Gilead Sciences) and Consumer Staples (selling positions in Wal Mart and Proctor & Gamble), along with increasing our weighting in Information Technology (initiating Apple and Microsoft), select Financials (initiating positions in Goldman Sachs and Blackrock), and more cyclically oriented Consumer Discretionary (initiating Amazon and Discovery Communications). In fact, as of June 30, approximately half of the stocks in the portfolio were those added during the second calendar quarter.

The extensive effort to realign the portfolio to the new market environment has worked as the Rigel US Large Cap Growth Fund was able to keep up with the Russell 1000 Growth benchmark during the 3rd quarter which was one of the strongest quarters of this decade for the Russell 1000 Growth. Unfortunately this was not enough to dig out of the performance hole created during the initial stages of the “junk rally” back in early March and the Fund returned a -19.00% for the fiscal year 10/1/08 to 9/30/09 versus the benchmark Russell 1000 Growth’s return of -1.85%.

From the lows in March, the key drivers for the broad market rally appear to have been first valuation, closely followed by raised earnings estimates – albeit the estimate increases were off reduced levels over the last year.  Note that it was the negative extremes in both expectations and prices which set the stage for the recovery.  Most recently, some stocks have also rallied due to positive earnings surprises, although in most cases these reflected the benefits from cost cutting rather than real sustainable/repeatable improvements.

From here, for the equity market to appreciate meaningfully in the near-term, we believe that market catalysts would likely need to evolve.  By that we mean, rather

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

than estimate cut reversals and cost cutting, the upside surprises will likely need to be increasingly driven by real improvements in business trends (i.e., unit volumes and revenues).  The upcoming round of earnings releases, guidance updates, and share price responses will likely provide key insights in to both fundamental trends and investor sentiment.

To account for evolvement we have recently moved to reallocate funds towards stocks where the underlying companies appear most apt to meet or beat recently heightened expectations and away from stocks where the underlying companies face clouded business visibility and/or comparatively ambitious Street expectations.  We have also curtailed our portfolio sector weight deviations, in an effort to isolate our future stock selection contributions. We are confident that these and all the changes made over the last few months should contribute favorably to our future results. We thank you for your confidence you have shown Rigel by investing in the Fund and we look forward to returning to the excellence you expect.

Sincerely,

Rafael A. Villagran
Chief Investment Officer
Rigel Capital, LLC
Portfolio Manager

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of Rigel Capital, LLC, are subject to change at any time, are not guaranteed and are not a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please refer to the Schedule of Investments on page 9 of this report for holdings information.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. You cannot invest directly in an index.

A basis point is a unit that is equal to 1/100th of a percentage point (0.01%).

The Rigel U.S. Equity Large Cap Growth Fund is distributed by Quasar Distributors, LLC. (11/09)

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

Comparison of the change in value of a $10,000 investment in the Rigel U.S. Equity Large Cap
Growth Fund vs the S&P 500® Index and the Russell 1000® Growth Index

Average Annual Total Return:
			Since Inception
	1 Year	3 Year	(5/31/06)*
Rigel U.S. Equity Large Cap Growth Fund	-19.00%	-9.19%	-8.66%
S&P 500® Index	-6.91%	-5.43%	-3.28%
Russell 1000® Growth Index	-1.85%	-2.50%	-1.23%
Total Annual Fund Operating Expenses:  1.01%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-977-4435.

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund on May 31, 2006, the Fund’s inception date.  Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.

*	Average annual total return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation.  Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth rates.

Indices do not incur expenses and are not available for investment.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

EXPENSE EXAMPLE at September 30, 2009 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/09 – 9/30/09).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

EXPENSE EXAMPLE at September 30, 2009 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	4/1/09	9/30/09	4/1/09-9/30/09*
Actual	$1,000.00	$1,196.20	$5.51
Hypothetical (5% return	$1,000.00	$1,020.05	$5.06
before expenses)

*
Expenses are equal to an annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2009 (Unaudited)

 Percentages represent market value as a percentage of total investments.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009

Shares	COMMON STOCKS - 93.74%	Value
	Air Freight & Logistics - 1.97%
13,298	C. H. Robinson Worldwide, Inc.	$767,959

	Beverages - 1.32%
3,656	The Coca-Cola Co.	196,327
14,880	Coca-Cola Enterprises, Inc.	318,581
		514,908
	Biotechnology - 3.59%
10,334	Alexion Pharmaceuticals, Inc.*	460,276
15,612	Amgen, Inc.*	940,311
		1,400,587
	Capital Markets - 2.38%
1,009	BlackRock, Inc.	218,771
3,851	The Goldman Sachs Group, Inc.	709,932
		928,703
	Chemicals - 1.61%
7,700	Praxair, Inc.	629,013

	Commercial Banks - 1.25%
4,110	HDFC Bank Ltd. - ADR	486,501

	Communications Equipment - 4.91%
45,479	Cisco Systems, Inc.*	1,070,576
18,728	QUALCOMM, Inc.	842,385
		1,912,961
	Computers & Peripherals - 11.32%
8,770	Apple, Inc.*	1,625,695
22,153	Hewlett-Packard Co.	1,045,843
14,560	International Business Machines Corp.	1,741,522
		4,413,060
	Construction & Engineering - 1.49%
11,446	Fluor Corp.	582,029

	Containers & Packaging - 0.52%
7,400	Crown Holdings, Inc.*	201,280

	Diversified Financial Services - 0.99%
8,802	JPMorgan Chase & Co.	385,704

	Energy Equipment & Services - 0.95%
9,793	Cameron International Corp.*	370,371

	Food & Staples Retailing - 6.17%
27,669	CVS Caremark Corp.	988,890

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Food & Staples Retailing - 6.17%, Continued
11,319	Walgreen Co.	$424,123
20,194	Wal-Mart Stores, Inc.	991,323
		2,404,336
	Food Products - 3.19%
23,440	ConAgra Foods, Inc.	508,179
14,920	Kellogg Co.	734,512
		1,242,691
	Health Care Equipment & Supplies - 1.39%
12,167	Hospira, Inc.*	542,648

	Health Care Providers & Services - 5.81%
10,000	Express Scripts, Inc.*	775,800
7,971	McKesson Corp.	474,673
18,357	Medco Health Solutions, Inc.*	1,015,326
		2,265,799
	Hotels, Restaurants & Leisure - 2.85%
6,767	McDonald’s Corp.	386,193
21,438	Yum! Brands, Inc.	723,747
		1,109,940
	Household Products - 1.03%
6,919	Procter & Gamble Co.	400,748

	Independent Power Producers & Energy Traders - 1.55%
27,047	The AES Corp.*	400,836
4,934	Ormat Technologies, Inc.	201,406
		602,242
	Internet & Catalog Retail - 2.10%
8,787	Amazon.com, Inc.*	820,354

	Internet Software & Services - 4.58%
779	Baidu, Inc. - ADR*	304,628
2,224	Google, Inc. - Class A*	1,102,771
8,252	NetEase.com, Inc. - ADR*	376,951
		1,784,350
	IT Services - 3.00%
11,770	Cognizant Technology Solutions Corp. - Class A*	455,028
10,350	Visa, Inc. - Class A	715,289
		1,170,317

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Media - 2.40%
32,409	Discovery Communications, Inc. - Class A*	$936,296

	Metals & Mining - 0.83%
14,940	Kinross Gold Corp.#	324,198

	Oil, Gas & Consumable Fuels - 5.63%
10,104	Occidental Petroleum Corp.	792,154
6,529	Petroleo Brasileiro S.A. - Petrobras - ADR	299,681
15,590	Southwestern Energy Co.*	665,381
8,945	Ultra Petroleum Corp.*#	437,947
		2,195,163
	Paper & Forest Products - 1.43%
25,105	International Paper Co.	558,084

	Pharmaceuticals - 4.56%
4,770	Allergan, Inc.	270,745
12,169	Johnson & Johnson	740,971
19,000	Roche Holding AG - ADR	766,756
		1,778,472
	Road & Rail - 1.27%
8,501	Union Pacific Corp.	496,033

	Semiconductors & Semiconductor Equipment - 4.69%
28,380	Analog Devices, Inc.	782,721
53,453	Intel Corp.	1,046,075
		1,828,796
	Software - 4.78%
12,861	McAfee, Inc.*	563,183
15,205	Microsoft Corp.	393,658
33,160	Oracle Corp.	691,054
5,510	Sybase, Inc.*	214,339
		1,862,234
	Specialty Retail - 2.70%
8,000	Aeropostale, Inc.*	347,760
10,426	Best Buy Co., Inc.	391,184
6,550	Ross Stores, Inc.	312,893
		1,051,837
	Trading Companies & Distributors - 0.87%
3,796	W.W. Grainger, Inc.	339,211

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2009, Continued

Shares		Value
	Wireless Telecommunication Services - 0.61%
6,500	American Tower Corp. - Class A*	$236,600
	Total Common Stocks (Cost $31,189,704)	36,543,425

	EXCHANGE-TRADED FUNDS - 1.70%
8,080	iShares S&P Global Healthcare Sector Index Fund	390,668
2,770	SPDR Gold Trust*	273,815
	Total Exchange-Traded Funds (Cost $669,231)	664,483

	SHORT-TERM INVESTMENTS - 0.01%
2,114	AIM STIT-STIC Prime Portfolio,
	Institutional Class, 0.20%†	2,114
	Total Short-Term Investments (Cost $2,114)	2,114
	Total Investments in Securities
	(Cost $31,861,049) - 95.45%	37,210,022
	Other Assets in Excess of Liabilities - 4.55%	1,774,640
	Net Assets - 100.00%	$38,984,662

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day yield as of September 30, 2009.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at September 30, 2009

ASSETS
Investments in securities, at value (cost $31,861,049)	$37,210,022
Receivables:
Securities sold	6,321,532
Dividends and interest	27,686
Prepaid expenses	8,619
Total assets	43,567,859

LIABILITIES
Payables:
Securities purchased	2,622,437
Loans payable	1,894,000
Administration fees	3,937
Audit fees	18,200
Transfer agent fees and expenses	5,432
Advisory fees	21,374
Custody fees	3,785
Legal fees	2,919
Fund accounting fees	6,942
Shareholder reporting	2,604
Chief Compliance Officer fee	1,000
Accrued other expenses	567
Total liabilities	4,583,197

NET ASSETS	$38,984,662

Net asset value, offering and redemption price per share
[$38,984,662 / 1,109,997 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$35.12

COMPONENTS OF NET ASSETS
Paid-in capital	$78,063,339
Undistributed net investment income	78,385
Accumulated net realized loss on investments	(44,506,035)
Net unrealized appreciation of investments	5,348,973
Net assets	$38,984,662

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2009

INVESTMENT INCOME
Income
Dividends	$685,336
Interest	20,164
Total income	705,500

Expenses
Advisory fees (Note 4)	423,680
Administration fees (Note 4)	56,807
Fund accounting fees (Note 4)	40,195
Transfer agent fees and expenses (Note 4)	29,717
Custody fees (Note 4)	22,151
Registration fees	21,768
Audit fees	18,219
Miscellaneous expense	9,734
Legal fees	9,560
Trustee fees	8,143
Reports to shareholders	7,220
Insurance expense	7,124
Chief Compliance Officer fee (Note 4)	6,109
Interest expense	2,835
Total expenses	663,262
Less: advisory fee waiver (Note 4)	(95,520)
Net expenses	567,742
Net investment income	137,758

REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS
Net realized loss on investments	(33,582,843)
Net change in unrealized appreciation on investments	8,770,270
Net realized and unrealized loss on investments	(24,812,573)
Net decrease in net assets
resulting from operations	$(24,674,815)

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2009	September 30, 2008
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$137,758	$244,341
Net realized loss on investments	(33,582,843)	(7,796,310)
Net change in unrealized
appreciation/(depreciation)
on investments	8,770,270	(22,983,647)
Net decrease in net assets
resulting from operations	(24,674,815)	(30,535,616)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(154,527)	(336,522)
From net realized gain on investments	—	(5,250,771)
Total distributions to shareholders	(154,527)	(5,587,293)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change
in outstanding shares (a)	(39,150,943)	13,517,701
Total decrease in net assets	(63,980,285)	(22,605,208)
NET ASSETS
Beginning of year	102,964,947	125,570,155
End of year	$38,984,662	$102,964,947
Includes undistributed net
investment income of	$78,385	$95,154

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2009		September 30, 2008
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	197,503	$6,577,484	401,719	$20,941,208
Shares issued in
reinvestment of distributions	4,523	140,609	96,561	5,517,510
Shares redeemed	(1,461,302)	(45,869,036)	(249,367)	(12,941,017)
Net increase/(decrease)	(1,259,276)	$(39,150,943)	248,913	$13,517,701

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS - For a share outstanding throughout the period

				May 31, 2006*
				to
	Year Ended September 30,			September 30,
	2009	2008	2007	2006
Net asset value,
beginning of period	$43.46	$59.22	$49.35	$50.00

Income from investment operations:
Net investment income	0.10	0.11^	0.20	0.07
Net realized and unrealized
gain/(loss) on investments	(8.37)	(13.24)	9.86	(0.72)
Total from investment operations	(8.27)	(13.13)	10.06	(0.65)

Less distributions:
From net investment income	(0.07)	(0.16)	(0.19)	—
From net realized gain on investments	—	(2.47)	—	—
Total distributions	(0.07)	(2.63)	(0.19)	—

Redemption fees retained	—	0.00^#	—	—
Net asset value, end of period	$35.12	$43.46	$59.22	$49.35

Total return	-19.00%	-23.23%	20.44%	-1.30	%++

Ratios/supplemental data:
Net assets, end of period (thousands)	$38,985	$102,965	$125,570	$129,572

Ratio of expenses to average net assets:
Before expense waiver	1.17%	1.00%	1.02%	0.97	%+
After expense waiver	1.00%	1.00%	1.00%	0.97	%+

Ratio of net investment income
to average net assets:
Before expense waiver	0.07%	0.20%	0.36%	0.47	%+
After expense waiver	0.24%	0.20%	0.38%	0.47	%+

Portfolio turnover rate	240.73%	316.01%	231.59%	98.05	%++

*	Commencement of operations.
+	Annualized.
++	Not annualized.
^	Based on average shares outstanding.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009

NOTE 1 - ORGANIZATION

The Rigel U.S. Equity Large Cap Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is to seek long-term capital appreciation by investing in large capitalization companies.  The Fund began operations on May 31, 2006.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2006 – 2008, or expected to be taken in the Fund’s 2009 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended September 30, 2009, the Fund did not hold any derivative instruments.

G.
Events Subsequent to the Fiscal Year End:  The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.

Management has evaluated fund related events and transactions that occurred subsequent to September 30, 2009, through November 25, 2009, the date of issuance of the Fund’s financial statements. There

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various  inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Fund’s investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

(“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of September 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Consumer
Discretionary	$3,918,427	$—	$—	$3,918,427
Consumer Staples	4,562,684	—	—	4,562,684
Energy	2,565,534	—	—	2,565,534
Financials	1,800,908	—	—	1,800,908
Healthcare	5,987,506	—	—	5,987,506
Industrials	2,185,232	—	—	2,185,232
Information
Technology	12,971,717	—	—	12,971,717
Materials	1,712,575	—	—	1,712,575
Telecommunication
Services	236,600	—	—	236,600
Utilities	602,242	—	—	602,242
Total Equity	36,543,425	—	—	36,543,425
Exchange-Traded Funds	664,483	—	—	664,483
Short-Term Investments	2,114	—	—	2,114
Total Investments
in Securities	$37,210,022	$—	$—	$37,210,022

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2009, Rigel Capital, LLC (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended September 30, 2009, the Fund incurred $423,680 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.00% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended September 30, 2009, the Advisor reduced its fees in the amount of $95,520; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $121,997 at September 30, 2009.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2010	$24,800
2011	1,677
2012	95,520
$121,997

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports  and returns for the Fund; prepares reports and materials to be supplied to

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended September 30, 2009, the Fund incurred $56,807 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended September 30, 2009, the Fund incurred $40,195 in fund accounting fees, $19,119 in transfer fees (not including out-of-pocket expenses) and $22,151 in custody fees (not including interest expense charged on line of credit (Note 6)).

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are also employees of the Administrator.

For the year ended September 30, 2009, the Fund was allocated $6,109 of the Chief Compliance Officer fee.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2009, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $132,557,056 and $166,410,054, respectively.

NOTE 6 - LINE OF CREDIT

Effective April 1, 2009, the Fund has a line of credit in the amount of $16,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended September 30, 2009, the Fund drew upon its line of credit.  The Fund had an outstanding average daily balance and a weighted average interest rate of $84,003 and 3.25%, respectively.  The maximum amount outstanding for the Fund during the year ended September 30, 2009 was $5,347,000.  As of September 30, 2009, the Fund does not have an outstanding balance.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at September 30, 2009, Continued

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:

	2009	2008
Ordinary income	$154,527	$3,569,652
Long-term capital gains	—	2,017,641

Ordinary income distributions may include dividends paid from short-term capital gains.

As of September 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$32,638,321
Gross tax unrealized appreciation	5,452,073
Gross tax unrealized depreciation	(880,372)
Net tax unrealized appreciation (b)	4,571,701
Undistributed ordinary income	78,385
Undistributed long-term capital gain	—
Total distributable earnings	78,385
Other accumulated gains/(losses)	(43,728,763)
Total accumulated earnings/(losses)	$(39,078,677)

(a)	Cost for federal income tax purposes differs from the cost for financial statement purposes due to the tax deferral of losses on wash sales.
(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2009, the Fund had capital loss carryforwards of $19,008,000, which expire in 2017.  At September 30, 2009, the Fund deferred, on a tax basis, post-October losses of $24,720,763.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of
Rigel U.S. Equity Large Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of the Rigel U.S. Equity Large Cap Growth Fund, a series of Advisor Series Trust (the “Trust”), including the schedule of investments, as of September 30, 2009, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 31, 2006 (commencement of operations) to September 30, 2006.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Rigel U.S. Equity Large Cap Growth Fund, as of September 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period May 31, 2006 (commencement of operations) to September 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 25, 2009

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

NOTICE TO SHAREHOLDERS at September 30, 2009 (Unaudited)

For the year ended September 30, 2009, the Rigel U.S. Equity Large Cap Growth Fund designated $154,527 as ordinary income for purposes of the dividends paid deduction.

For the year ended September 30, 2009, certain dividends paid by the Rigel U.S. Equity Large Cap Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 63.01%.

For corporate shareholders in the Rigel U.S. Equity Large Cap Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2009 was 64.13%.

For the year ended September 30, 2009, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Rigel U.S. Equity Large Cap Growth Fund was 0.00%.

For the year ended September 30, 2009, the percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(c) for the Rigel U.S. Equity Large Cap Growth Fund was 22.33%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-977-4435, or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the
12-Month Period Ended June 30, 2009

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-977-4435.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-977-4435.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-977-4435 to request individual copies of these documents.  Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES(1)
Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex	Other
Name, Address	Held with	Length of	During Past	Overseen	Directorships
and Age	the Trust	Time Served	Five Years	by Trustee(2)	Held
Michael D. LeRoy	Trustee	Indefinite	President, Crown	1	Director,
(age 62,		term since	Capital Advisors,		Wedbush Bank.
dob 8/14/1947)		December	LLC (financial
615 E. Michigan Street		2008.	consulting firm)
Milwaukee, WI 53202			(2000 to present).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 73,		term since	Financial Consultant		Forward Funds
dob 6/18/1936)		February	and former		(35 portfolios).
615 E. Michigan Street		1997.	Executive Vice
Milwaukee, WI 53202			President and Chief
Operating Officer of
ICI Mutual Insurance
Company (until
January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	None.
(age 75,		term since	President, Hotchkis
dob 7/10/1934)		May 2002.	and Wiley Funds
615 E. Michigan Street			(mutual funds)
Milwaukee, WI 53202			(1985 to 1993).

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 70,		term since	Senior Vice
dob 10/8/1939)		February	President, Federal
615 E. Michigan Street		1997.	Home Loan Bank
Milwaukee, WI 53202			of San Francisco.

INTERESTED TRUSTEE
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	None.
(age 62,	Trustee	term since	U.S. Bancorp Fund
dob 7/9/1947)		September	Services, LLC
615 E. Michigan Street		2008.	(May 1991 to present).
Milwaukee, WI 53202

RIGEL U.S. EQUITY LARGE CAP GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

OFFICERS
Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term	President, CEO, U.S. Bancorp
(age 62, dob 7/9/1947)	Chief Executive	since September	Fund Services, LLC (May 1991
615 E. Michigan Street	Officer	2007.	to present).
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term	Vice President, Compliance
(age 42, dob 7/19/1967)	Principal	since June	and Administration, U.S.
615 E. Michigan Street	Executive Officer	2003.	Bancorp Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term	Assistant Vice President,
(age 48, dob 8/27/1961)	Principal	since December	Compliance and
615 E. Michigan Street	Financial Officer	2007.	Administration, U.S. Bancorp
Milwaukee, WI 53202			Fund Services, LLC (October
1998 to present).

Michael L. Ceccato	Vice President,	Indefinite term	Vice President, U.S. Bancorp
(age 52, dob 9/11/1957)	Chief Compliance	since September	Fund Services, LLC (February
615 E. Michigan Street	Officer and	2009.	2008 to present); General
Milwaukee, WI 53202	AML Officer		Counsel/Controller,
Steinhafels, Inc. (September
1995 to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term	Vice President and Counsel,
(age 44, dob 4/16/1965)		since June	U.S. Bancorp Fund Services,
615 E. Michigan Street		2007.	LLC (May 2006 to present);
Milwaukee, WI 53202			Senior Counsel, Wells Fargo
Funds Management, LLC (May
2005 to May 2006); Senior
Counsel, Strong Financial
Corporation (January 2002 to
April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-977-4435.

(This Page Intentionally Left Blank.)

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

o	Information we receive about you on applications or other forms;

o	Information you give us orally; and/or

o	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

THIS PAGE IS NOT A PART OF THE ANNUAL REPORT

Advisor
Rigel Capital, LLC
601 Union Street, Suite 3930
Seattle, WA 98101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 977-4435

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, NY 10022-3205

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Michael D. LeRoy is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2009	FYE 9/30/2008
Audit Fees	$15,500	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2009	FYE 9/30/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2009	FYE 9/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/1/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/1/09

By (Signature and Title)* _/s/ Cheryl L. King
Cheryl L. King, Treasurer

Date    11/30/09

* Print the name and title of each signing officer under his or her signature.